                                                                 EXHIBIT n(1)(i)

                               AMENDED SCHEDULE A

                                     TO THE

                    AMENDED AND RESTATED MULTIPLE CLASS PLAN

                             PURSUANT TO RULE 18f-3

                                      FOR

                                ING EQUITY TRUST

                                                                      CLASSES OF SHARES
                                                        ----------------------------------------------
FUNDS                                                    A         B      C        I        O       Q
-----                                                   ---       ---    ---      ---      ---     ---
ING Convertible Fund                                     X         X      X       N/A      N/A      X
ING Disciplined LargeCap Fund                            X         X      X        X       N/A     N/A
ING Equity and Bond Fund                                 X         X      X       N/A      N/A      X
ING Financial Services Fund                              X         X      X       N/A       X       X
ING LargeCap Growth Fund                                 X         X      X        X       N/A      X
ING LargeCap Value Fund                                  X         X      X        X       N/A     N/A
ING MidCap Value Fund                                    X         X      X        X       N/A      X
ING MidCap Opportunities Fund                            X         X      X        X       N/A      X
ING Principal Protection Fund                            X         X      X       N/A      N/A      X
ING Principal Protection Fund II                         X         X      X       N/A      N/A      X
ING Principal Protection Fund III                        X         X      X       N/A      N/A      X
ING Principal Protection Fund IV                         X         X      X       N/A      N/A      X
ING Principal Protection Fund V                          X         X      X       N/A      N/A     N/A
ING Principal Protection Fund VI                         X         X      X       N/A      N/A      X
ING Principal Protection Fund VII                        X         X      X       N/A      N/A     N/A
ING Principal Protection Fund VIII                       X         X      X       N/A      N/A     N/A
ING Principal Protection Fund IX                         X         X      X       N/A      N/A     N/A
ING Principal Protection Fund X                          X         X      X       N/A      N/A     N/A
ING Principal Protection Fund XI                         X         X      X       N/A      N/A     N/A
ING Principal Protection Fund XII                        X         X      X       N/A      N/A     N/A
ING Principal Protection Fund XIII                       X         X      X       N/A      N/A     N/A
ING Principal Protection Fund XIV                        X         X      X       N/A      N/A     N/A
ING Real Estate Fund                                     X         X      X        X        X       X
ING SmallCap Opportunities Fund                          X         X      X        X       N/A      X
ING SmallCap Value Fund                                  X         X      X        X       N/A      X